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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 25, 1996, included in Fleetwood Enterprises, Inc.'s Form 10-K for the year ended April 28, 1996, into the Company's previously filed Registration Statement No. 2-79232.

                                                             ARTHUR ANDERSEN LLP

Orange County, California
June 25, 1996